SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2003

FiberMark, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-12865	82-0429330

(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

161 Wellington Road, P.O. Box 498, Brattleboro, Vermont	05302

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 802.257.0365

(Former name or former address, if changed since last report)

Item 5. Other Information

FiberMark, Inc., announced the resignation of director Jon H. Miller, aged 65, for personal reasons. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2003	FiberMark, Inc.

	By:	Allan M. Kline

/s/ Allan M. Kline

Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 16, 2003